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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2001

NetZero, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27405	95-4644384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2555 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (805) 418-2000

(Former name or former address, if changed since last report)

Item 5. Other Events.

    On June 7, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits.

  99.1
  Press Release dated June 7, 2001 of the Registrant.

SIGNATURES*

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETZERO, INC. (Registrant)
June 7, 2001 Date	/s/ CHARLES S. HILLIARD Charles S. Hilliard Senior Vice President, Finance and Chief Financial Officer
*
Print name and title of the signing officer under his signature.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release disseminated on June 7, 2001

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FORM 8-K
  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURES
INDEX TO EXHIBITS